SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Sec. 240.14a-12
The GDL Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE GDL FUND
One Corporate Center
Rye, New York 10580-1422
(914) 921-5070
NOTICE OF RESCHEDULED ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 5, 2020
To the Shareholders of
THE GDL FUND
Notice is hereby given that the Annual Meeting of Shareholders of The GDL Fund (the “Meeting”), a Delaware statutory trust (the “Fund”), previously scheduled to be held on Monday, May 11, 2020, has been rescheduled and will now be held virtually on Friday, June 5, 2020, at 7:30 a.m., Eastern time.
The purpose of the Meeting is:
1.
To elect two (2) Trustees of the Fund, one (1) Trustee to be elected by the holders of the Fund’s common shares and holders of its Series C Cumulative Puttable and Callable Preferred Shares (“Preferred Shares”), voting together as a single class, one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class;

2.	If properly presented at the Meeting, to vote on a shareholder proposal; and
3.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.
These are the same matters that were stated in the Notice of Annual Meeting of Shareholders dated April 1, 2020 and are discussed in greater detail in the definitive Proxy Statement that the Fund filed with the Securities and Exchange Commission on April 9, 2020.
In connection with the rescheduled Meeting, the Board of Trustees of the Fund has established a new record date of May 20, 2020 for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.
To participate in the Meeting, shareholders of the Fund as of the close of business on the record date must register in advance by submitting the required information to the Fund at the following web address: https://gabelli.zoom.us/webinar/register/WN_BZjSL0orRNmLkUPSnbmGHQ. Registration must be received no later than 5:00 p.m., Eastern Time, on June 4, 2020. Shareholders will receive an email confirming that registration and providing instructions for participating in the Meeting.
DUE TO THE CHANGE IN THE RECORD DATE, SHAREHOLDERS MUST RESUBMIT THEIR VOTES PRIOR TO THE RESCHEDULED MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE PROMPTLY FOR YOUR FUND’S NOMINEES (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2). SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.
By Order of the Board of Trustees,

ANDREA R. MANGO Secretary
May 21, 2020

THE GDL FUND
ANNUAL MEETING OF SHAREHOLDERS
JUNE 5, 2020
SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 1, 2020
This supplement to the proxy statement of The GDL Fund (the “Fund”) dated April 1, 2020 (the “Proxy Statement”) for the Annual Meeting of Shareholders of the Fund (the “Meeting”) (the “Supplement”) is being furnished by the Fund in connection with the solicitation of proxies for use at the Meeting and at any postponements and adjournments thereof. The date of this Supplement is May 20, 2020.
The information in this Supplement amends the Proxy Statement and supplements any other information about the Meeting previously delivered to you. Please read the Proxy Statement and this Supplement carefully for information concerning the proposals to be brought before the rescheduled Meeting.
To the extent the information in the Proxy Statement has not been amended by this Supplement or the accompanying Notice, such information remains applicable to this solicitation of proxies and the Meeting.
**
Change in Meeting Date and Record Date
The Meeting, originally scheduled to be held on Monday, May 11, 2020, has been rescheduled and will now be held virtually on Friday, June 5, 2020, at 7:30 a.m., Eastern Time. There will be no physical meeting location. In connection with the rescheduled Meeting, the Board of Trustees of the Fund has established a new record date of May 20, 2020 (the “record date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.
To participate in the Meeting, shareholders of the Fund as of the close of business on the record date must register in advance by submitting the required information to the Fund at the following web address: https://gabelli.zoom.us/webinar/register/WN_BZjSL0orRNmLkUPSnbmGHQ. Registration must be received no later than 5:00 p.m., Eastern Time, on June 4, 2020. Shareholders will receive an email confirming that registration and providing instructions for participating in the Meeting.
All references to the date, time and location of the Meeting, as well as the record date for the Meeting, set forth in the Proxy Statement and the accompanying proxy card, notice of internet availability of proxy materials or voting instructions are hereby changed to the rescheduled Friday, June 5, 2020 meeting date, the new virtual format, and the new record date of May 20, 2020, each as applicable.
On the record date, there were 15,287,148 Common Shares and 668,932 Preferred Shares outstanding.
Beneficial Ownership of Fund Securities
Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.
Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares Nature of Ownership	Percent of Class
Mario J. Gabelli and affiliates One Corporate Center Rye, NY 10580-1422	Common	4,632,594 (beneficial)*	30.3%

Relative Value Partners Group, LLC 1033 Skokie Blvd Suite 470 NorthBrook, IL 60062	Common	1,226,453 (beneficial)	8.0%
*
Comprised of 2,519,838 Common Shares owned directly by Mr. Gabelli, 55,437 Common Shares owned by a family partnership for which Mr. Gabelli serves as a general partner, 40,673 Common Shares owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the Shares held by this entity which are in excess of this indirect pecuniary interest, and 2,016,646 Common Shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

Voting of Proxies
Due to the change in record date, shareholders must resubmit their vote prior to the rescheduled meeting. We expect to mail a Notice of Internet Availability of Proxy Materials to shareholders of record as of the record date on or about May 26, 2020, which will contain instructions on how to access the proxy materials, including this Supplement, and how to vote their shares. Such notice provides instructions on how to request a paper copy of these materials by mail, by telephone or by email. If you are a shareholder of record and you previously submitted a proxy for the meeting that was originally scheduled to be held on May 11, 2020, that proxy will not be counted. In order for your vote to be counted, you must submit a new proxy to vote again using the voting instructions or proxy card enclosed with this Supplement.

GABELLI FUNDS ONE CORPORATE CENTER RYE, NY 10580-1334	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D18291-P40974	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GDL FUND
COMMON SHAREHOLDER

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
Election of Trustee — The Board of Trustees recommends a vote FOR the nominee listed.
1.	To elect one (1) Trustee of the Fund:
Nominees:
01) Clarence A. Davis

	If properly presented at the Meeting: Shareholder Proposal — The Board of Trustees recommends a vote AGAINST Proposal 2.	For	Against	Abstain
2.
RESOLVED: Request that the Board of Trustees consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value. If more than 50% of the Fund's outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
D18292-P40974

THE GDL FUND

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The GDL Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in virtual format on Zoom, or at such other location, or by such means of remote communication or live webcast, as may be noticed to shareholders, on Friday, June 5, 2020,at 7:30 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of theNotice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Trustee, AGAINST Proposal 2, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS ONE CORPORATE CENTER RYE, NY 10580- 1334	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D18293-P40974	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GDL FUND
SERIES C PREFERRED SHAREHOLDER

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.
1.	To elect two (2) Trustees of the Fund:
Nominees:
01) Clarence A. Davis
02) James P. Conn

If properly presented at the Meeting: Shareholder Proposal — The Board of Trustees recommends a vote AGAINST Proposal 2.	For	Against	Abstain
2.
RESOLVED: Request that the Board of Trustees consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value. If more than 50% of the Fund's outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.
A

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
D18294-P40974

THE GDL FUND

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The GDL Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in virtual format on Zoom, or at such other location, or by such means of remote communication or live webcast, as may be noticed to shareholders, on Friday, June 5, 2020,at 7:30 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of theNotice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees, AGAINST Proposal 2, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.